Exhibit 4.3

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

SERIES B COMMON STOCK

PAR VALUE $0.01 EACH

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO (i) RESTRICTIONS ON TRANSFER AND THE REGISTRATION OF TRANSFER AND (ii) MANDATORY CONVERSION UPON THE OCCURRENCE OF CERTAIN EVENTS – SEE REVERSE SIDE

SERIES B COMMON STOCK

PAR VALUE $0.01 EACH

Certificate Number
ZQ00000000

Shares
000000

A. H. BELO CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

CUSIP 001282 20 1

SEE REVERSE FOR CERTAIN DEFINITIONS AND RESTRICTIONS

is the owner of

***ZERO HUNDRED THOUSAND
ZERO HUNDRED AND ZERO***

THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com

FULLY PAID AND NONASSESSABLE SHARES OF SERIES B COMMON STOCK OF

A. H. Belo Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Formation and Bylaws of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Robert W. Decherd
Chairman of the Board

Christine E. Larkin
Secretary

A. H. BELO CORPORATION
CORPORATE
SEAL
2007
TEXAS

DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

By ______________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

A123456

A. H. BELO CORPORATION

THE CORPORATION IS AUTHORIZED BY ITS CERTIFICATE OF FORMATION TO ISSUE THREE SERIES OF COMMON STOCK (SERIES A, SERIES B, AND SERIES C) AND MORE THAN ONE SERIES OF PREFERRED STOCK. THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH SUCH CLASS OR SERIES, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS, ARE STATED IN THE CERTIFICATE OF FORMATION.

THE HOLDERS OF SERIES B STOCK ARE ENTITLED TO TEN (10) VOTES PER SHARE, VOTING AS A SINGLE CLASS WITH THE HOLDERS OF ALL OUTSTANDING SHARES OF SERIES A STOCK AND OUTSTANDING SHARES, IF ANY, OF SERIES C STOCK. UNDER THE CERTIFICATE OF FORMATION, SHARES OF SERIES B STOCK ARE SUBJECT TO SIGNIFICANT RESTRICTIONS ON TRANSFER AND REGISTRATION OF TRANSFER AND TO MANDATORY CONVERSION UPON THE OCCURRENCE OF CERTAIN EVENTS. IN GENERAL, SERIES B STOCK CAN BE TRANSFERRED ONLY TO "PERMITTED TRANSFEREES" (AS DEFINED IN THE CERTIFICATE OF FORMATION).

AS A CONDITION TO TRANSFER OF SERIES B STOCK, THE CORPORATION REQUIRES AFFIDAVITS OR OTHER PROOF ACCEPTABLE TO THE CORPORATION OR ITS TRANSFER AGENT THAT THE TRANSFEREE IS A PERMITTED TRANSFEREE. SERIES B STOCK PRESENTED FOR TRANSFER SHALL BE PRESUMED TO BE PRESENTED FOR CONVERSION AND DELIVERY OF SERIES A STOCK TO A PERSON WHO IS NOT A PERMITTED TRANSFEREE UNLESS ACCOMPANIED BY SUCH EVIDENCE TO THE CONTRARY WHEN DELIVERED TO THE CORPORATION OR ITS TRANSFER AGENT.

SHARES OF SERIES B STOCK ARE FREELY CONVERTIBLE INTO SHARES OF SERIES A STOCK. THE HOLDER OF SUCH SHARES MAY EXERCISE THE CONVERSION PRIVILEGE AT ANY TIME BY SURRENDERING THE CERTIFICATE(S) REPRESENTING SERIES B STOCK TO THE CORPORATION OR ITS TRANSFER AGENT AND COMPLETING AND SIGNING THE WRITTEN NOTICE OF ELECTION TO CONVERT SUCH SHARES INTO SERIES A STOCK SET FORTH AT THE BOTTOM OF THIS CERTIFICATE.

ALL STATEMENTS HEREIN ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE PROVISIONS OF THE CERTIFICATE OF FORMATION, WHICH IS INCORPORATED HEREIN BY THIS REFERENCE.

UPON WRITTEN REQUEST OF THE RECORD HOLDER OF THIS CERTIFICATE TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE, A COPY OF THE CERTIFICATE OF FORMATION WILL BE FURNISHED WITHOUT CHARGE TO SUCH RECORD HOLDER.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	- .... Custodian .... (Cust) (Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act .... (State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	- .... Custodian (until age ....) (Cust)
			.... under Uniform Transfers to Minors Act .... (Minor) (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer such stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________________ 20 __________

Signature(s) Guaranteed: ______________________

Signature(s) Guaranteed: ______________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

UNLESS THE FOLLOWING CERTIFICATE OF PERMITTED TRANSFEREE IS COMPLETED AT TIME OF REQUEST FOR TRANSFER, SHARES OF SERIES A STOCK (RATHER THAN SERIES B STOCK) WILL BE ISSUED AUTOMATICALLY ON A SHARE-FOR-SHARE BASIS UPON TRANSFER PURSUANT TO THE FOREGOING ASSIGNMENT

CERTIFICATE OF PERMITTED TRANSFEREE

The undersigned hereby certifies that the undersigned, the assignee of ______________________ shares of Series B Stock represented by the within certificate, is ______________________

(State relationship to assignor)

of the assignor and as such is a Permitted Transferee (as defined in the Corporation's Certificate of Formation). The undersigned hereby requests that such shares of Series B Stock be transferred to and registered in the name of the undersigned. The undersigned hereby acknowledges that such shares of Series B Stock may not be transferred into "street" or nominee name or to any person who is not a Permitted Transferee and that any such shares subsequently transferred to "street" or nominee name or to a person who is not such a Permitted Transferee will be deemed to have been converted automatically into shares of Series A Stock in accordance with the Corporation's Certificate of Formation.

______________________ Address

______________________ Print Name

______________________ City, State, Zip Code

______________________ Signature

Dated ______________________

NOTICE OF ELECTION TO CONVERT SHARES OF SERIES B STOCK INTO SHARES OF SERIES A STOCK

The undersigned hereby converts __________ shares of Series B Stock represented by this certificate into a like number of shares of Series A Stock to be registered in the name of the undersigned (any balance of shares not converted hereby will be returned to the undersigned as shares of Series B Stock).

Dated ______________________

______________________ Signature

The IRS requires that the named transfer agent ("we") report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis.

If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

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